1 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY Avalo Therapeutics, Inc. August 2022 Corporate Presentation (AVTX) EX-99.1

2 © Copyright 2022. Avalo Therapeutics. All rights reserved. This presentation may include forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond the control of Avalo Therapeutics, Inc. (“Avalo” or the “Company”)), which could cause actual results to differ from the forward-looking statements. Such statements may include, without limitation, statements with respect to Avalo’s plans, objectives, projections, expectations and intentions and other statements identified by words such as “projects,” “may,” “might,” “will,” “could,” “would,” “should,” “continue,” “seeks,” “aims,” “predicts,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” or similar expressions (including their use in the negative), or by discussions of future matters such as: the future financial and operational outlook; the development of product candidates or products; timing and success of trial results and regulatory review; potential attributes and benefits of product candidates; and other statements that are not historical. These statements are based upon the current beliefs and expectations of Avalo’s management but are subject to significant risks and uncertainties, including: drug development costs, timing and other risks, including reliance on investigators and enrollment of patients in clinical trials, which might be slowed by the COVID-19 pandemic; Avalo's ability to comply with the applicable continued listing requirements or standards of The Nasdaq Stock Market; Avalo’s cash position and the potential need for it to raise additional capital; reliance on key personnel, including as a result of recent management and Board changes; regulatory risks; general economic and market risks and uncertainties, including those caused by the COVID-19 pandemic and the war in Ukraine; and those other risks detailed in Avalo’s filings with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements. Except as required by applicable law, Avalo expressly disclaims any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Avalo’s expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based. Forward-Looking Statements

Avalo Therapeutics (AVTX)

- **Portfolio emphasizing high value "first in class" biologics focused on dysregulated inflammation via the LIGHT-signaling network**
- **AVTX-002 (anti-LIGHT mAb) POC completed in COVID-19 ARDS and IBD; Non-Eosinophilic Asthma PEAK trial underway – Phase 2 topline data 1H23**
- **BTLA Agonist Fusion Protein (AVTX-008) – IND 2024**
- **Exclusive consulting arrangement with Carl Ware, Ph.D., Sanford Burnham Prebys Medical Discovery Institute (discoverer of the LIGHT-signaling network)**

LIGHT, **L**ymphotoxin-like, exhibits **I**nducible expression, and competes with HSV **G**lycoprotein D for **H**VEM, a receptor expressed by **T** lymphocytes; **mAb,** monoclonal antibody; **NEA,** non-eosinophilic asthma; **POC,** Proof of concept studies; **COVID-19 ARDS,** SARS-COV2 associated acute respiratory distress syndrome (ARDS); **IBD,** Inflammatory bowel disease; **PEAK trial,** A Phase 2, Randomized, Double-Blind, Placebo-Controlled, Parallel Group Study to Evaluate the Safety and Efficacy of AVTX-002 for the Treatment of **P**oorly Controlled Non-**E**osinophilic **A**sthma **K**; **BTLA**, B and T Lymphocyte Attenuator, Ig superfamily checkpoint

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avalo THERAPEUTICS

Pipeline

Program	Mechanism of Action	Indication	Designation	Development Stage: Preclinical	Phase 1	Phase 2	Phase 3/Pivotal	Anticipated Milestone
Core Programs: Immune Dysregulation Disorders								
AVTX-002	Anti-LIGHT mAb	NEA	–					Phase 2 Top-line Data 1H 2023
		Crohn's Disease	–					*
		COVID-19 ARDS	Fast Track					*
AVTX-008	BTLA agonist fusion protein	Immunoregulatory disorders	–					IND 2024
Other								
AVTX-803	L-fucose replacement	LAD II (SLC35C1-CDG)	ODD RPDD Fast Track					Pivotal Trial Data 1H 2023
AVTX-007	Anti-IL-18 mAb	–	–					Out Licensed / Transferred

* The Company will assess the next stage of development for these indications as well as potentially others, upon or close to, data readout of the NEA trial.

ARDS, acute respiratory distress syndrome; **BTLA,** B and T lymphocyte attenuator, Ig superfamily checkpoint; **CDG,** congenital disorder of glycosylation; **LAD,** leukocyte adhesion deficiency; **LIGHT, L**ymphotoxin-like, exhibits **I**nducible expression, and competes with HSV **G**lycoprotein D for **H**VEM, a receptor expressed by **T** lymphocytes; **mAb,** monoclonal antibody; **NEA,** non-eosinophilic asthma; **ODD,** orphan drug designation; **RPDD,** rare pediatric disease designation; **IBD,** inflammatory bowel disease

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

5 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 (Anti-LIGHT mAb)

LIGHT is a Key Driver of Acute & Chronic Inflammation

- Proinflammatory cytokine in the TNF super family
- Key component of a larger immunoregulatory network, including BTLA
- Critical for neutrophil, NK, T & B cell function
- 2 primary receptors: LTβR, HVEM
- Pivotal role in body "barriers": lung, gut, skin[1]
- Modulating LIGHT can moderate immune dysregulation in many acute and chronic inflammatory disorders


Neutrophil
NK
LIGHT
LTβR
MAC
Stromal Cells
DC
CD4Tem
Tfh
B Cell
LIGHT-HVEM
TCR/MHCII

1. Ware, C., Croft, M., and Neil, G. *J.Exp Med.* 2022 Jul 4;219(7):e20220236. 10.1084/jem.20220236.

CD4Tem, CD4 effector-memory T cells; **DC,** dendritic cell; **HVEM,** herpes virus entry mediator; **LTβR;** Lymphotoxin beta receptor; **MAC,** macrophage; **NK,** natural killer cell; **Tfh,** T follicular helper cells; **TNF,** tumor necrosis factor

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

AVTX-002: First-in-class neutralizing anti-LIGHT (TNFSF14) mAb

- Fully human monoclonal antibody to LIGHT
- CMC at 2,000 L scale; 6-month tox study near completion
- POC in 2 indications: COVID-19 ARDS & Crohn's Disease
- Currently in phase 2 for non-eosinophilic asthma
- Additional indications in immune dysregulation under consideration



VH
VH
NH2
NH2
CH
VL
VL
CL
CL
22
95
95
149
149
205
23
23
88
88
136
136
134
134
214
214
194
194
225
231
263
263
323
323
369
369
427
427

*Worldwide rights licensed from Kyowa Kirin Corporation (KKC). KKC has an option to retain the rights in Japan.

TNFSF14, tumor necrosis factor superfamily member 14

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8 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Demonstrated target engagement: single dose rapidly reduced serum free- LIGHT levels by ⋍ 85%1 • Well-tolerated; no increase in serious adverse events vsplacebo • Evidence of clinically important anti-inflammatory effect in the lung • Granted Fast Track Designation by FDA • Potential for benefit in other causes of ARDS, and other lung inflammation 1. Perlin DS et al. Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome. J. Clin. Invest. 2022 POC demonstrated in Phase II COVID-19 ARDS study

9 © Copyright 2022. Avalo Therapeutics. All rights reserved. Perlin, D. S. et al. Randomized, double-blind, controlled trial of human anti-LIGHT monoclonal antibody in COVID-19 acute respiratory distress syndrome. J Clin Invest (2021) doi:10.1172/jci153173. LIGHT Levels (pg/mL) Over Treatment Period Percentage of Patients with Respiratory Failure and/or Death by Day 28 AVTX-002 (n=36) Placebo (n=34) LI G HT L ev el s ( pg /m L) 400 300 200 100 0 Day 5Day 1 (Baseline) Day 2 AVTX-002 Significant Reduction in COVID-19 Induced Respiratory Failure and Mortality

10 © Copyright 2022. Avalo Therapeutics. All rights reserved. FOR DISCUSSION PURPOSES ONLY AVTX-002 Non-Eosinophilic Asthma (NEA)

11 © Copyright 2022. Avalo Therapeutics. All rights reserved. Non-Eosinophilic Asthma (NEA) 1. Asthma and Allergy Foundation of America. Asthma facts and figures. https://www.aafa.org/asthma-facts/. Accessed January 3, 2022. 2. McGrath KW et al. Am J Resp Crit Care Med. 2012;185(6):612-619. 3. Jiang Y et al. Allergy Asthma Clin Immunol. 2021;17(1):45. 4. Centers for Disease Control and Prevention. AsthmaStats: Uncontrolled asthma among adults, 2016. https://www.cdc.gov/asthma/asthma_stats/uncontrolled-asthma-adults.htm. Accessed January 3, 2022. 5. Carr, T. F., Zeki, A. A. & Kraft, M. Eosinophilic and Noneosinophilic Asthma. Am J Resp Crit Care 197, 22–37 (2017). 6. Esteban-Gorgojo I et al. J Asthma Allergy. 2018;11:267-281. 7. ClearView Healthcare Partners Analysis, June 2021. 8. Hastie AT et al. J Allergy Clin Immunol. 2010;125(5):1028-1036. 9. Romeo J et al. J Allergy Clin Immunol. 2013;131(2 Suppl):AB203. Abstract 725. 10. Rørvig et al J Leukocyte Biol 94, 711–721 (2013). FEV, forced expiratory volume in 1 second; FVC, forced vital capacity Treatment Approach4 • Asthma symptoms often more severe/resistant to treatment5 • Associated with smoking, pollution, infections, obesity5 • Sputum LIGHT levels negatively associated with lung function (FEV and FVC) in asthma8,9 • Higher LIGHT levels in sputum in asthma patients with neutrophilia8 • Neutrophils have high, pre-formed LIGHT levels10 Patient Population • US prevalence of asthma ⋍ 25M1 • NEA accounts for ⋍ 47% of asthma2,3 • Majority of patients with asthma remain uncontrolled4 • Higher need in underserved populations • Standard therapies for asthma; many NEA patients remain uncontrolled6,7 • Currently no approved targeted therapies for NEA Signs and Symptoms4 Rationale for AVTX-002

AVTX-002 for Treatment of NEA: Phase 2 Trial Design

PEAK Trial

Phase 2, Randomized, Double-Blind, Placebo-Controlled, Parallel Group Study of AVTX-002 in patients with NEA

Key Inclusion Criteria

- Poorly controlled asthma on LABA and ICS
- Exacerbation in the last 24 months
- Blood eosinophil count <300 cells/µL

Estimated Enrollment (n=80)



Screening
Baseline Visit
Randomization
AVTX-002 8 mg/kg SQ q4 (n=40)
Placebo (n=40)
Discontinue LABA* (W2)
Reduce ICS[†] 50% (W4)
Discontinue ICS[†] (W6)
30 Day Run-In
Salmeterol/Fluticasone
Treatment AVTX-002 or Placebo
14 weeks

Primary Endpoint

- Proportion of patients who experience an exacerbation of asthma defined as:
  - ≥6 additional reliever puffs of SABA[ŧ] (compared to baseline) in a 24-hour period on 2 consecutive days or,
  - increase in ICS[†] dose ≥4 times than the dose at baseline or,
  - a decrease in peak flow of 30% or more (compared to baseline) on 2 consecutive days of treatment

Key Secondary/Exploratory Endpoints

- Change in FEV_1[‡] from baseline
- Time to exacerbation
- Change in FeNO[#] from baseline
- Change in ACQ[§] from baseline

Top-line pivotal data expected 1H23

*LABA, long-acting beta-agonist; [†]ICS, inhaled corticosteroid; [ŧ]SABA, short-acting beta agonist; [‡]FEV_1, forced expiratory volume in 1 second; [#]FeNO, fractional exhaled nitric oxide; [§]ACQ, asthma control questionnaire.

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

avalo THERAPEUTICS

13 © Copyright 2022. Avalo Therapeutics. All rights reserved. LIGHT Signaling Network & AVTX-008 (BTLA agonist fusion protein)

The LIGHT Signaling Network - A Key Immunoregulatory System


LIGHT
BTLA
CD160
DcR3
LTßR
HVEM
HVEM-BTLA
Cis complex

Arrow heads refer to mono and bidirectional signaling

- BTLA - B and T lymphocyte attenuator (Ig superfamily checkpoint)
  - Co-expressed with HVEM in T and B cells
  - "Dampens" the immune response
- LIGHT activates HVEM
  - Inhibits BTLA signaling, allowing immune stimulation
- LIGHT activates LTβR
  - Activates dendritic cells, macrophages, stromal cells
  - Recruits lymphocytes
  - Stimulates antigen presentation & lymphoid organization
- DcR3 inhibits/regulates LIGHT
- CD160 competes with BTLA for HVEM
  - Stimulated immune activation by restricting inhibitory signaling in NK, CTL, Tfh
- BTLA and CD160 can activate HVEM (bidirectional signaling)

Ward-Kavanagh, et al Immunity 2016 Šedý et al Cold Spring Harb Perspect Biol 2014
Mintz & Cyster Immunol Rev 2020
Ware, C., Croft, M., and Neil, G. J.Exp Med. 2022 Jul 4;219(7):e20220236. 10.1084

DcR3, decoy receptor 3

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AVTX-008 MOA is distinct from other autoimmune therapeutics*

- Eliminates effector cells that mediate chronic autoimmune disease
- Activation of the BTLA inhibitory receptor by its ligand HVEM turns on SHP phosphatases limiting lymphocyte activation and inflammatory cytokine signaling



HVEM
BTLA
T cells
B cells
NK cells
DC
SHP1/2
Lymphocyte Activation
Inhibitory Signaling
Inflammatory Gene Transcription
Inflammatory Cytokines (TNF-α, IFN-γ, IL-17)
Inflammatory Disease Pathology

*(Orencia and Enbrel)

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© Copyright 2022. Avalo Therapeutics. All rights reserved.

avalo THERAPEUTICS

16 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Bioengineered HVEM fusion protein • Specific and high affinity agonist for BTLA • Fully human • IND expected 2024 • Target indications: immune dysregulation, SLE, GVHD SLE, Systemic lupus erythematosus; GVHD, Graft versus host disease AVTX-008: BTLA Agonist Fusion Protein

Executive Summary, AVTX-008

Molecule	**AVTX-008** **Bioengineered HVEM, specific and high affinity agonist for BTLA B and T lymphocyte attenuator, an immune checkpoint**
MOA	• Novel mechanism of action • Inhibits lymphocyte activation and effector cells through BTLA
Unmet Need	• Immunoregulatory disorders: Lupus, Crohn's Disease and non-responders to TNF inhibitors
Stage	• IND 2024
Clinical Advantages	• Inhibition of inflammatory cytokine production predicts efficacy in patients not responsive to anti-TNF therapy • Efficacy in murine lupus model excels compared to Abatacept • Reduced risk of anti-drug response • Proven modality of Fc fusion proteins: Orencia, Enbrel
Business Advantages	• First-in-class therapeutic • Excellent intellectual property coverage

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avalo THERAPEUTICS

18 © Copyright 2022. Avalo Therapeutics. All rights reserved. • Carl Ware, PhD, Head Avalo SAB • Director, infectious and Inflammatory Disease Center • Professor, Immunity and Pathogenesis Program • Directory, Laboratory of Molecular Immunology • Discoverer of LIGHT signaling network SAB, Scientific Advisory Board World Class Scientific Advisor

19 © Copyright 2022. Avalo Therapeutics. All rights reserved. Finance Update

20 © Copyright 2022. Avalo Therapeutics. All rights reserved. NASDAQ: AVTX Financial & Investor Information The following data is as of June 30, 2022: • Cash – $11.2M; subsequently received approximately $15M in August related to the transfer of AVTX-007 to Apollo Therapeutics • Outstanding common shares – 9.4M1 • Fully diluted shares – 11.3M1 • Average daily trading volume – 43K1 Key Financial Highlights 1 Retroactively adjusted to reflect the 1-for-12 reverse stock split effected on July 7, 2022.

21 © Copyright 2022. Avalo Therapeutics. All rights reserved. Decades of successful leadership, product development, commercialization in pharma and biotech Garry A. Neil, MD President, Chief Executive Officer Lisa Hegg, PhD SVP, Program Management and Corporate Infrastructure Colleen Matkowski SVP, Global Regulatory Affairs and Quality Assurance Scott White, MD VP, Clinical Development Dino C. Miano, PhD SVP, CMC and Technical Operations Chris Sullivan Chief Financial Officer Experienced Management Team

22 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-002 (anti-LIGHT mAb) POC completed in COVID-19 ARDS and IBD; Non-Eosinophilic Asthma PEAK trial underway – Phase 2 topline data 1H23 Exclusive consulting arrangement with Carl Ware, Ph.D., Sanford Burnham Prebys Medical Discovery Institute (discoverer of the LIGHT-signaling network) Portfolio emphasizing high value “first in class” biologics focused on dysregulated inflammation via the LIGHT-signaling network BTLA Agonist Fusion Protein (AVTX-008) – IND 2024  Avalo Therapeutics (AVTX)

23 © Copyright 2022. Avalo Therapeutics. All rights reserved. Appendix

24 © Copyright 2022. Avalo Therapeutics. All rights reserved. AVTX-803 Leukocyte Adhesion Deficiency Type II (LAD II, also known as SLC35C1-CDG)

AVTX-803: Leukocyte Adhesion Disorders (LAD II)

LAD Type II: Absence of sialyl Lewis X of E-selectin (*SLC35C1* mutation)

Overview

Patient Population
- Ultra-orphan disease: worldwide prevalence ~10-20 pt
- Nonfunctional GDP-fucose transporter with decreased fucosylation
- Absence of sialyl Lewis X (CD15a) expression

Signs and Symptoms
- Facial dysmorphism/growth & cognitive impairment
- Recurrent bacterial infections due to neutrophil dysfunction

Diagnosis/ Evaluation
- Flow cytometry for sialyl Lewis X (CD15a) expression
- Leukocytosis/neutrophil function assay
- H antigen expression (for pharmacodynamic effect)

Treatment
- Currently no FDA-approved treatment; patients use OTC fucose
- AVTX-803 granted orphan drug, Fast Track & Rare Pediatric Disease designations

LAD II (SLC35C1-CDG) Pathophysiology



Weak interaction rolling
Glycan with sialyl Lewis-X
Leukocyte
Firm adhesion
Selectin
Integrin
Extravasation
GlcNAc
Galactose
Sialic acid
Fucose
α3
β4
α3
R
Sialyl Lewis-X antigen

- Type II (LAD II) caused by LOF mutation in *SLC35C1* gene resulting in the inability to fucosylate certain critical proteins
- Absence of sialyl Lewis X results in neutrophil dysfunction

AVTX-803 is an oral formulation of L-fucose that enhances fucosylation of proteins in the absence of a functioning GDP-fucose transporter, partially restoring protein function

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avalo THERAPEUTICS

AVTX-803 (L-fucose) for LAD II (SLC35C1-CDG): Pivotal Trial Design

LADDER Trial Design

Single-Center (US), Double-Blind (plus Open-Label Extension) Pivotal Trial of AVTX-803 in patients with LAD II (SLC35C1-CDG)

Key Inclusion Criteria

- Known *SLC35C1* mutation
- Previous known response to L-fucose

Estimated Enrollment (n=2)



Screening/ Baseline
Randomization
AVTX-803* + Food Vehicle
Food Vehicle
Food Vehicle
AVTX-803* + Food Vehicle
Open-Label Ext. AVTX-803*
Period 1
Up to 8 wks
Period 2
Up to 8 wks

Primary Endpoint

- Restoration of sialyl Lewis X biomarker

Key Secondary/Exploratory Endpoints

- Leukocyte function assay
- Neutrophil counts

Top-line pivotal data expected 1H23

*100-340 mg/kg up to 5x/d based on clinical response

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